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                        MEMBERSHIP UNITHOLDERS AGREEMENT


                         Dated as of September 30, 1997


                                      among


                         ACME INTERMEDIATE HOLDINGS, LLC


                                       and


                          ACME TELEVISION HOLDINGS, LLC


                                       and


                        CIBC WOOD GUNDY SECURITIES CORP.
                             (as Initial Purchaser)



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


            THIS MEMBERSHIP UNITHOLDERS AGREEMENT (the "Agreement") is made and entered into as of September 30, 1997 among ACME Intermediate Holdings, LLC, a Delaware limited liability company (the "Company"), ACME Television Holdings, LLC, a Delaware limited liability company ("ACME Parent"), and CIBC Wood Gundy Securities Corp., as Initial Purchaser (the "Initial Purchaser").

            This Agreement is made pursuant to the Purchase Agreement, dated as of September 24, 1997, among the Company, ACME Finance Inc., a Delaware corporation ("Finco" and, together with the Company, the "Notes Issuers"), and the Initial Purchaser (the "Purchase Agreement"), relating, among other things, to the sale to the Initial Purchaser of an aggregate of 71,634 Units, each Unit consisting of $1,000 principal amount at maturity of the Notes Issuers' 12% Senior Secured Discount Notes due 2005 (the "Notes") and one membership unit of the Company (each, a "Membership Unit"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and ACME Parent have agreed to enter into this Agreement for the benefit of the holders of Membership Units.

            In consideration of the foregoing, the parties hereto agree as follows:

            1. DEFINITIONS. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "ACME PARENT" shall have the meaning set forth in the preamble and shall also include ACME Parent's successors.

            "AFFILIATE" has the meaning ascribed to such term in the Indenture.

            "AGREEMENT" means this Membership Unit holders Agreement.

            "BOARD OF DIRECTORS" has the meaning ascribed to such term in the Indenture.

            "BUSINESS DAY" shall mean a day that is not a Legal Holiday.

            "CHANGE OF CONTROL" has the meaning ascribed to such term in the Indenture.

            "CHANGE OF CONTROL EQUITY OFFER" has the meaning set forth in
      Section 4.1(a).

            "CHANGE OF CONTROL EQUITY OFFER EXPIRATION DATE" shall have the meaning set forth in Section 4.1(b).

            "CLOSING DATE" shall mean the Closing Date as defined in the Purchase Agreement.

            "COMMON STOCK" of any Person means equity securities of such Person generally entitled to vote in the election of directors of such Person, if such Person is a corporation, or if such Person is not a corporation, generally entitled to vote or otherwise participate in the election of the governing body, partners, managers or others that will control the management and policies of such Person.

            "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

            "CONVERTIBLE DEBENTURES" means the 6 1/2% Convertible Debentures of ACME Subsidiary Holdings IV, LLC issued on the Closing Date.

            "CONVERTIBLE PREFERRED UNITS" means the preferred membership units of ACME Subsidiary Holdings IV, LLC issued on the Closing Date.

            "CONVERTIBLE SECURITIES" means the Convertible Debentures and the Convertible Preferred Units.

            "DEMAND EVENT" means the date of the earliest to occur of (i) a Change of Control, (ii) the date on which the Company consummates an Initial Public Equity Offering, (iii) the date on which any Common Stock of the Company is listed on a national securities exchange or authorized for quotation on the NASDAQ National Market System or (iv) September 30, 2002. The Company will promptly mail to each holder of Registrable Membership Units notice of the occurrence of a Demand Event.

            "DEMAND OFFER" shall have the meaning set forth in Section 3.1(b).

            "DEMAND OFFER  EXPIRATION  DATE" shall have the meaning set forth in
      Section 3.1(b).

            "DEMAND REGISTRANT" has the meaning set forth in Section 3.1(a).

            "DEMAND REGISTRATION" shall have the meaning set forth in Section 3.1(a).
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

            "DRAG ALONG PURCHASE" shall have the meaning set forth in Section
      4.2.

            "EQUITY EXCHANGE OFFER" has the meaning set forth in Section 2.1.

            "EQUITY EXCHANGE SECURITIES" has the meaning set forth in Section
      2.1.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "EXCHANGE ISSUER" has the meaning set forth in Section 2.1.

            "EXCHANGE OFFER EXPIRATION DATE" has the meaning set forth in
      Section 2.3(a).

            "EXCHANGE OFFER NOTICE" has the meaning set forth in Section
      2.3(a).

            "FCC" means the Federal Communications Commission.

            "HOLDER" shall have the meaning set forth in Section 6(a).

            "INCLUDED SECURITIES" shall have the meaning set forth in Section 3.1(b).

            "INDENTURE" means the Indenture dated as of September 30, 1997 between the Notes Issuers and Willmington Trust Company, as trustee, as in effect on the date hereof.

            "INITIAL PUBLIC EQUITY OFFERING" of any Person means an underwritten public offering by such Person of Common Stock of such Person (which
      Common Stock is generally freely transferable, subject to applicable securities laws and FCC rules and regulations) registered under the Securities Act and listed on a national securities exchange or authorized for quotation on the NASDAQ National Market System.

            "INITIAL PURCHASER" shall have the meaning set forth in the preamble.

            "LEGAL HOLIDAY" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York

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

are required by law, regulation or executive order to remain closed.



            "MANDATORY EXCHANGE" has the meaning set forth in Section 2.1.

            "MANDATORY EXCHANGE DATE" has the meaning set forth in Section
      2.2.

            "MANDATORY EXCHANGE NOTICE" has the meaning set forth in Section
      2.2.

            "MEMBERSHIP UNIT" shall have the meaning set forth in the preamble and shall include any Common Stock into which the Membership Units are converted or exchanged, upon conversion of the Company to a corporation or otherwise.

            "NOTES" shall have the meaning set forth in the preamble.

            "NOTES ISSUERS" shall have the meaning set forth in the preamble.

            "PERMITTED HOLDER" shall have the meaning ascribed to such term in the Indenture.

            "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "PIGGY-BACK REGISTRATION" shall have the meaning set forth in
      Section 3.2.

            "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

            "REGISTRABLE EQUITY EXCHANGE SECURITIES" means each Equity Exchange Security, including each Equity Exchange Security issuable or issued upon conversion of the Convertible Securities, until such Equity Exchange Security is sold pursuant to an effective Registration Statement in connection with a Demand Registration or a Piggy-Back Registration.

            "REGISTRABLE MEMBERSHIP UNITS" means each Membership Unit (or other Common Stock into which such Membership Unit is converted or exchanged, upon conversion of the Company to a corporation or otherwise), including each Membership Unit issuable or issued upon conversion of the

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


      Convertible Securities, until such Membership Unit (or other Common Stock) is (i) sold pursuant to an effective Registration Statement in connection with a Demand Registration or a Piggy-back Registration or (ii) purchased pursuant to a Change of Control Equity Offer or a Drag Along Purchase.

            "REGISTRABLE SECURITIES" means the Registrable Membership Units and/or the Registrable Equity Exchange Securities, as the context requires.

            "REGISTRANT" shall have the meaning set forth in Section 6(a).

            "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's and the Exchange Issuer's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and the Exchange Issuer and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities) and the reasonable fees and expenses of one firm acting as counsel to the Holders.

            "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "SEC" or "COMMISSION" shall mean the Securities and Exchange Commission.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

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


            "SUBSIDIARY" has the meaning ascribed to such term in the Indenture.

            2.  EXCHANGE RIGHTS.

            2.1 EQUITY EXCHANGE SECURITIES. If ACME Parent or any of its Subsidiaries (other than the Company) proposes to consummate an Initial Public Equity Offering prior to the consummation of an Initial Public Equity Offering by the Company, ACME Parent (if it proposes to consummate such Initial Public Equity Offering) or its Subsidiary that proposes to consummate such Initial Public Equity Offering (such person, the "Exchange Issuer") shall have the option to either (a) exchange equity securities of the Exchange Issuer of the same class and series which are proposed to be sold in such Initial Public
Equity Offering (the "Equity Exchange Securities") for all outstanding Registrable Membership Units at an exchange ratio based on the fair market values of the Membership Units and the Equity Exchange Securities (without any discount for lack of liquidity of the Membership Units or the fact that the Membership Units may represent a minority interest in a private company or a company under the control of another person) as determined in good faith by the Board of Directors of the Exchange Issuer and determined to be fair, from a financial point of view, to the holders of Registrable Membership Units by a nationally recognized investment banking firm (as set forth in such firm's written fairness opinion) (the "Mandatory Exchange") or (b) offer to Exchange Equity Securities for all outstanding Registrable Membership Units at an exchange ratio based on the fair market values of the Membership Units and the Exchange Equity Securities (without any discount for lack of liquidity of the Membership Units or the fact that the Membership Units may represent a minority interest in a private company or a company under the control of another person) as determined in good faith by the Board of Directors of the Exchange Issuer and determined to be fair, from a financial point of view, to the holders of Registrable Membership Units by a nationally recognized investment banking firm (as set forth in such firm's written fairness opinion) (the "Equity Exchange Offer"). The consummation of the Mandatory Exchange or the Equity Exchange Offer shall be subject to the consummation of the Initial Public Equity Offering by the Exchange Issuer.

            2.2 MANDATORY EXCHANGE PROCEDURES. If the Exchange Issuer elects to consummate the Mandatory Exchange, it shall give notice of such election (the "Mandatory Exchange Notice") to each holder of Registrable Membership Units, no more than 60 days and not less than 30 days prior to the anticipated date of consummation of the Initial Public Equity Offering by the Ex-

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

change Issuer, by first class mail, postage prepaid. The Mandatory Exchange Notice shall (a) set forth the exchange ratio and the respective fair market values of the Membership Units and the Exchange Equity Securities as determined by the Board of Directors of the Exchange Issuer, (b) include the full text of the fairness opinion referred to in clause (a) of Section 2.1, (c) identify the anticipated date on which the exchange shall occur, which exchange shall occur simultaneously with the consummation of the Initial Public Equity Offering by the Exchange Issuer (the "Mandatory Exchange Date"); PROVIDED that if the consummation of such Initial Public Equity Offering shall not have occurred within 90 days following the date the Mandatory Exchange Notice is mailed to the holders of Registrable Membership Units, the Exchange Issuer shall mail notice thereof to the holders of Registrable Membership Units by first class mail, postage prepaid, which notice shall revoke the Mandatory Exchange; PROVIDED, FURTHER, that if such Initial Public Equity Offering is thereafter consummated, the Exchange Issuer shall mail a second Mandatory Exchange Notice within 10 days of such consummation that complies with clauses (i)-(v) of this paragraph and the Mandatory Exchange Date with respect thereto shall be not less than 30 nor more than 60 days following the date the second Mandatory Exchange Notice is so mailed, (iv) identify where certificates representing the Registrable Membership Units are to be delivered for exchange and (v) state that unless the Exchange Issuer defaults in making the Mandatory Exchange, holders of Registrable Membership Units shall have no right as members of the Company and the only remaining right of such holders is to receive the applicable amount of Exchange Equity Securities. Promptly after the Mandatory Exchange Date (and thereafter upon receipt of certificates reporting Registrable Membership Units), the Exchange Issuer shall issue in exchange for the Registrable Membership Units certificates for the applicable amount of Exchange Equity Securities to holders of Registrable Membership Units. After the Mandatory Exchange Date, each Convertible Security will be convertible into that number of Equity Exchange Securities equal to the number of Equity Exchange Securities the holder of such Convertible Security would have received in the Mandatory Exchange had such Convertible Security been converted immediately prior to the Mandatory Exchange Date.

            2.3 EQUITY EXCHANGE OFFER PROCEDURES. (a) If the Exchange Issuer elects to consummate the Equity Exchange Offer, it shall give notice of such election (the "Exchange Offer Notice") to each holder of Registered Membership Units, no more than 60 days and not less than 30 days prior to the anticipated date of consummation of the Initial Public Equity Offering by the Exchange Issuer, by first class mail, postage prepaid, of-

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


fering to exchange the Exchange Equity Securities for the Registrable Membership Units. The Exchange Offer Notice shall govern the terms of the Equity Exchange Offer and shall (i) set forth the exchange ratio and the respective fair market values of the Membership Units and the Equity Exchange Securities as determined by the Board of Directors of the Exchange Issuer, (ii) include the full text of the fairness opening referred to in clause (b) of Section 2.1, (iii) identify the date on which the Equity Exchange Offer will expire (the "Exchange Offer Expiration Date"), which date shall be not less than 30 days following the date of commencement of the Equity Exchange Offer and shall be extended, if necessary, such that the Exchange Offer Expiration Date shall be the date on which the Initial Public Equity Offering is consummated by the Exchange Issuer, which commencement date shall be the date the Exchange Offer Notice is mailed to holders of Registrable Membership Units, (iv) each holder of Registrable Membership Units may tender all of such holders' Registrable Membership Units, but not a portion thereof, (v) include a letter of transmittal which identifies where certificates representing the Registrable Membership Units tendered for exchange pursuant to the Equity Exchange Offer are to be delivered, (vi) state that unless the Exchange Issuer defaults in exchanging Exchange Equity Securities for Registrable Membership Units promptly following the Exchange Offer Expiration Date, holders of Registrable Membership Units tendered for exchange shall have no rights as members of the Company after the Exchange Offer Expiration Date and the only remaining right of such holders is to receive the applicable amount of Equity Exchange Securities promptly after the Exchange Offer Expiration Date and (vii) each holder of Registrable Membership Units that elects not to tender such holder's Registrable Membership Units pursuant to the Equity Exchange Offer will not have any rights after the Exchange Offer Expiration Date to effect a Demand Registration (as defined below) with respect to the Registrable Membership Units. If a holder of the Convertible Securities elects to participate in the Equity Exchange Offer, it shall provide written notice of such participation to the Company, but need not surrender the certificate(s) representing such Convertible Securities.

            (b) On the Exchange Offer  Expiration Date, the Exchange Issuer will
(i) accept for exchange all Registrable Membership Units tendered pursuant to the Equity Exchange Offer and (ii) promptly deliver to tendering holders of Registrable Membership Units certificates representing their respective amounts of Equity Exchange Securities. If a holder of a Convertible Security elects to participate in the Equity Exchange Offer, after the Exchange Offer Expiration Date, such Convertible Security will be convertible into that number of Equity Ex-

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change Securities equal to the number of Equity Exchange Securities the holder of such Convertible Security would have received in the Equity Exchange Offer had such Convertible Security been converted and tendered immediately prior to the Exchange Offer Expiration Date.

            (c) The Exchange Issuer and the Company will comply with the requirements of the Exchange Act and other securities laws and regulations to the extent such laws and regulations are applicable in connection with the Equity Exchange Offer. To the extent the provisions of any securities laws or regulations conflict with the Equity Exchange Offer provisions of this Agreement, the Company and the Exchange Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under this Agreement by virtue thereof.

            (d) ACME Parent shall cause the Exchange Issuer (if other than ACME Parent) to become a party to this Agreement. Neither ACME Parent nor any of its Subsidiaries shall be obligated to consummate more than one Mandatory Exchange or Equity Exchange Offer.

            3.  REGISTRATION RIGHTS.

            3.1  DEMAND REGISTRATION.

            (a) REQUEST FOR REGISTRATION. Prior to the consummation of an Initial Public Equity Offering by ACME Parent or one of its Subsidiaries (other than the Company), holders of Registrable Membership Units shall have the demand registration rights set forth in this Section 3.1 with respect to Registrable Membership Units of the Company after the occurrence of a Demand Event. After consummation of such an Initial Public Equity Offering, holders of Registrable Equity Exchange Securities shall have the demand registration rights set forth in this Section 3.1 with respect to Registrable Equity Exchange Securities of the Exchange Issuer received after consummation of the Mandatory Exchange or Equity Exchange Offer, as the case may be.

            After the occurrence of (i) a Demand Event or (ii) the consummation of a Mandatory Exchange or Equity Exchange Offer, (a) the holders of Registrable Membership Units equivalent to 25% of the Membership Units originally issued as part of the Units (in the case of clause (i)), including the Membership Units issuable upon conversion of the Convertible Securities, or (b) the holders of Registrable Equity Exchange Securities equivalent to 25% of the Equity Exchange Securities issued as

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part of the  Mandatory  Exchange  or Equity  Exchange  Offer,  including  Equity
Exchange Securities issuable upon conversion of the Convertible Securities, as the case may be (in the case of clause (ii)), will be entitled to require the Company or the Exchange Issuer, as the case may be (the "Demand Registrant"), to effect up to two registrations (each, a "Demand Registration") under the Securities Act of the applicable Registrable Securities; PROVIDED, HOWEVER, that if a Demand Registration is requested with respect to the Company prior to the consummation of an Initial Public Equity Offering by the Company, ACME Parent or one of its Subsidiaries may consummate a Mandatory Exchange in accordance with Sections 2.1 and 2.2 hereof, in which case the Demand Registration shall be consummated by the Exchange Issuer. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. No Demand Registration may be requested either
(x) within 180 days of the consummation of an underwritten public offering of Common Stock by the Demand Registrant or (y) after notice of a Piggy-Back Registration has been mailed to holders of Registrable Securities and until the earlier of the withdrawal of the Piggy-Back Registration by the Demand Registrant or 180 days after consummation of the Piggy-Back Registration. Subject to Section 3.1(b), upon a demand, the Demand Registrant will prepare, file and cause to be effective within 180 days of such demand a Registration Statement in respect of all the Included Securities (including any Registrable Securities issuable upon conversion of Convertible Securities requested to be included in the Demand Registration by holders of Convertible Securities). The Demand Registrant shall give written notice of such registration request within 10 days after the receipt thereof to all other holders of the Registrable Securities. Within 20 days after receipt of such notice by any such holder, such holder may request in writing that Registrable Securities be included in such registration and the Demand Registrant shall include in the Demand Registration the Registrable Securities of any such holder requested to be so included (all
such  Registrable   Securities   requested  to  be  registered,   the  "Included
Securities"). Each such request by such holders shall specify the number of Included Shares proposed to be sold and the intended method of disposition thereof. If a Demand Registration is requested in the form of an underwritten public offering, (x) it shall be a condition to a holder of Registrable Securities including such securities therein that such holder agree to enter into customary underwriting, custody and power of attorney agreements and a "lock-up" agreement for a period of up to 180 days and (y) the underwriters in such public offering shall agree to purchase from each holder of Included Securities issuable upon conversion of a Convertible Security such Convertible Security

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

(or applicable portion thereof) at a purchase price equal to the product of (x) the price per Included Security to be paid by the underwriters and (y) the number of Included Securities issuable upon conversion of such Convertible Security on the date of consummation of such public offering. Subject to Section 3.1(c), the Demand Registrant shall be required to register Registrable Securities pursuant to this Section 3.1 on a maximum of two separate occasions.

            (b) REPURCHASE ELECTION. (i) Notwithstanding the foregoing provisions of Section 3.1(a), in lieu of filing and causing to become effective a Registration Statement with respect to a Demand Registration, the Demand Registrant may satisfy its obligation with respect to such Demand Registration by making an offer to purchase (the "Demand Offer") (x) all Included Securities at a cash purchase price at least equal to the fair market value of the Included Securities (without any discount for lack of liquidity, the amount of Included Securities proposed to be sold or the fact that the Included Securities may represent a minority interest in a private company or a company under the control of another person) as determined in good faith by the Board of Directors of the Demand Registrant and determined to be fair, from a financial point of view, to the holders of Included Securities by a nationally recognized investment banking firm (as set forth in such firm's written fairness opinion delivered to the holders of Included Securities) and (y) all Convertible Securities convertible into Included Securities at a cash purchase price equal to the product of (A) the purchase price per Included Security set forth in clause (x)of this Section 4.1(b)(i) and (B) the number of Included Securities issuable upon conversion of such Convertible Security on the Demand Offer Expiration Date. It shall be a condition to the consummation of a Demand Offer that a majority of the Included Securities (either directly or through the tender of Convertible Securities) are tendered for purchase in such Demand Offer. If a majority of the Included Securities are not so tendered, the Company shall not be deemed to have satisfied its obligation with respect to the Demand Registration, PROVIDED that the holders of Registrable Securities may again require a Demand Registration only after 180 days have elapsed from the date notice of such Demand Offer was mailed to the holders of Included Securities.

           (ii) If the Demand Registrant elects to make the Demand Offer in lieu of a Demand Registration, it shall give notice of such election to each holder of Included Securities by first class mail, postage prepaid, within 30 days of receipt of the notice for a Demand Registration, which notice shall govern the terms of the Demand Offer and shall (A) set forth the pur-

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chase price to be paid for the Included Securities tendered in the Demand Offer,
(B) include the full text of the fairness opinion referred to in the immediately preceding paragraph, (C) identify the date on which the Demand Offer will expire (the "Demand Offer Expiration Date"), which date shall be not less then 20 business days following the date of commencement of the Demand Offer, which commencement date shall be the date such notice is mailed to holders of Included
Securities,   (D)  include  a  letter  of  transmittal  which  identifies  where certificates representing the Included Securities tendered pursuant to the Demand Offer are to be delivered, (E) state that, unless the Demand Registrant defaults in the purchase of the Included Securities and Convertible Securities tendered pursuant to the Demand Offer or a majority of the Included Securities
are  not  tendered  pursuant  thereto,   holders  of  Included   Securities  and
Convertible Securities so tendered shall have no rights with respect to such Included Securities and Convertible Securities tendered after the Demand Offer Expiration Date and the only remaining right of such holders is to recover the purchase price therefor promptly after the Demand Offer Expiration Date and (F) that holders whose Included Securities and Convertible Securities are tendered for purchase in part only will be issued new certificates representing the
number  of  unpurchased  Registrable   Securities,   Convertible  Debentures  or
Convertible Preferred Units, as the case may be, surrendered.

          (iii) On the Demand Offer Expiration Date, if a majority of the Included Securities have been tendered for purchase, the Demand Registrant will
(A) accept for purchase all Included Securities and Convertible Securities tendered pursuant to the Demand Offer, (B) promptly deliver to tendering holders of Included Securities and Convertible Securities the purchase price therefor and (C) issue and mail or deliver to holders tendering a portion of their Included Securities, Convertible Debentures or Convertible Preferred Units, as the case may be, new certificates representing a number of Registrable Securities, Convertible Debentures or Convertible Preferred Units, as the case may be, equal to the unpurchased portion of the Registrable Securities, Convertible Debentures or Convertible Preferred Units, as the case may be, surrendered.

           (iv) The Demand Registrant will comply with the requirements of the Exchange Act and other securities laws and regulations to the extent such laws and regulations are applicable in connection with the Demand Offer. To the extent the provisions of any securities laws or regulations conflict with the Demand Offer provisions of this Agreement, the Demand Registrant shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Agreement by virtue thereof.

            (c) EFFECTIVE  REGISTRATION.  A  registration  will not be deemed to have been effective as a Demand Registration unless it has been declared effected by the SEC and the Demand Registrant has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED that if, after it has become effective, the offering of the Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the holders of Registrable Securities), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 3.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 3.1 does not remain effective for a period of at least 180 days beyond the effective date thereof or until the consummation of the distribution by the holders of the Included Securities, then the Demand Registrant shall continue to be obligated to effect an additional registration pursuant to this Section 3.1. The holders of Included Securities shall be permitted to withdraw all or any part of the Included Securities from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration
Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Included Securities are withdrawn from the Demand Registration so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all holders, the holders who have not withdrawn their Included Securities shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least 25% of the Registrable Securities held by all holders. If an additional number of Registrable Securities is not so included, the Demand Registrant may withdraw the Registration Statement. Such withdrawn Registration Statement will not count as a Demand Registration effected pursuant to this Section 3.1.

            (d) PRIORITY IN DEMAND REGISTRATIONS PURSUANT TO SECTION 3.1. If a Demand Registration pursuant to this Section 3.1 involves an underwritten offering and the managing underwriter advises the Demand Registrant in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Demand Regis-trant) exceeds the number which can be sold in such offering, the Demand Registrant will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting holders on the basis of the relative number of Registrable Securities requested for registration by each such holder. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Demand Registrant may include in such registration the securities the Demand Registrant proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

            (e) SELECTION OF UNDERWRITER. If the holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The holders making such Demand Registration shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Demand Registrant, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

            (f) EXPENSES. The Demand Registrant will pay all Registration Expenses in connection with the registrations requested pursuant to Section 3.1(a). Each holder of Included Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's of Included Securities pursuant to a registration statement requested pursuant to this Section 3.1.

            3.2 PIGGY-BACK REGISTRATION. If at any time the Company or the Exchange Issuer proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company or the Exchange Issuer for its own account or for the account of any of its respective securityholders of any class of its Common Stock (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an offer or offering of securities solely to the Company's or the Exchange Issuer's existing securityholders), then the Company or the Exchange Issuer, as the case may be, shall give written notice of such proposed filing to the holders of Registrable Membership Units or Registrable Equity Exchange Securities, as the case may be, as soon as practicable (but in no event less than 20 Business Days before the anticipated filing date), and such notice shall offer such holders the opportunity to register such number of the applicable Registrable Securities as each such holder may request (a "Piggy-Back Registration"). The Company or the Exchange Issuer, as the case may be, shall use its best efforts to cause any managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or the Exchange Issuer, as the case may be, or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The underwriters in such public offering shall agree to purchase from each holder of Registrable Securities issuable upon conversion of a Convertible Security such Convertible Security (or applicable portion thereof) at a purchase price equal to the product of (x) the price per Registrable Security to be paid by the underwriters and (y) the number of Included Securities issuable upon conversion of such Convertible Security on the date of consummation of such public offering. Any holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 3.2 by giving written notice to the Company or the Exchange Issuer, as the case may be, of its request to withdraw. The Company or the Exchange Issuer, as the case may be, may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; PROVIDED that the Company or the Exchange Issuer, as the case may be, shall give prompt notice thereof to participating holders. The Company or the Exchange Issuer, as the case may be, will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 3.2, and each holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 3.2.

            3.3 REDUCTION OF OFFERING. (a) If a managing underwriter or underwriters of any underwritten offering described in Section 3.2 have informed, in writing, the holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company or the Exchange Issuer, as the case may be, such holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of such holders and all such other Persons (other than the Company or the Exchange Issuer, as the case may be) participating in such registration shall be reduced or limited PRO RATA in proportion to the respective number of securities requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such managing underwriters; PROVIDED, HOWEVER, that if such offering is effected for the account of any securityholder of the Company or the Exchange Issuer, as the case may be, other than the holders of Registrable Securities, pursuant to the demand registration rights of any such securityholder, then the number of securities to be offered for the account of the holders of Registrable Securities (but not such securityholders who have exercised their demand registration rights or the Company or the Exchange Issuer, as the case may be) shall be reduced or limited PRO RATA in proportion to the respective number of securities requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such managing Underwriters.

            (b) If, as a result of the proration provisions of Section 3.3, any holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such holder has requested to be included, such holder may elect to withdraw his request to include Registrable Securities in such registration; PROVIDED, HOWEVER, that such election shall be irrevocable and, after making such election, a holder shall no longer have any right to include Registrable Securities in the registration as to which such election was made.

            4.  TAKE ALONG AND DRAG ALONG RIGHTS; CERTAIN AGREEMENTS.

            4.1 TAKE ALONG RIGHTS. (a) If, prior to the consummation of an Initial Public Equity Offering by ACME Parent or any of its Subsidiaries (including the Company), a Change of Control occurs pursuant to which a Person (including such Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 70% of the total voting power of the Common Stock of ACME Parent or the Company, and ACME Parent is not eligible to, or elects not to, effect a Drag Along Purchase, ACME Parent shall make an offer to purchase (the "Change of Control Equity Offer") (i) any and all of the outstanding Registrable Membership Units at a cash purchase price at least equal to (x) if such Change of Control resulted from a purchase of Membership Units, the price paid by the acquiring Person in the transaction pursuant to which such Change of Control Occurred or (y) in each other case, the fair market value of the Registrable Membership Units (without any discount for lack of liquidity, the amount of Registrable Membership Units offered to be purchased or the fact that the Registrable Membership Units represent a minority interest in a private company or a company under the control of another Person) as determined in good faith by the Board of Directors of ACME Parent and determined to be fair, from a financial point of view, to the holders of Registrable Membership Units by a nationally recognized investment banking firm (as set forth in such firm's written fairness opinion delivered to the holders of Registrable Membership Units) and (ii) any and all Convertible Securities at a cash purchase price for each Convertible Security at least equal to the product of (x) the purchase price per Registrable Membership Unit set forth in clause (i) of this Section 4.1(a) and (y) the number of Registrable Membership Units issuable upon conversion of such Convertible Security on the Change of Control Equity Offer Expiration Date.

            (b) Within 30 days of such a Change of Control, ACME Parent shall give notice of the Change of Control Equity Offer to each holder of Registrable Membership Units by first class mail, postage prepaid, which notice shall govern the terms of the Change of Control Equity Offer and shall (i) set forth the purchase price to be paid for Registrable Membership Units and Convertible Debentures tendered in the Change of Control Equity Offer, (ii) if clause (y) of
Section 4.1(a) is applicable, include the full text of the fairness opinion referred to in Section 4.1(a), (iii) identify the date on which the Change of Control Equity Offer will expire (the "Change of Control Equity Offer Expiration Date"), which date shall not be less than 20 business days following the date of commencement of the Change of Control Equity Offer, which commencement date shall be the date such notice is mailed to holders of Registrable Membership Units, (iv) explain the facts and circumstances of the Change of Control, (v) include a letter of transmittal which identifies where certificates representing the Registrable Membership Units and Convertible Debentures tendered pursuant to the Change of Control Equity Offer are to be delivered, (vi) state that, unless ACME Parent defaults in the purchase of the Registrable Membership Units and Convertible Securities tendered pursuant to the Change of Control Equity Offer, holders of Registrable Membership Units so tendered shall have no rights with respect to the Registrable Membership Units tendered, and holders of Convertible Securities shall have no rights with respect to the Convertible Securities tendered, after the Change of

Control Expiration Date and the only remaining right of such holders with respect thereto is to receive the purchase price therefor promptly after the Change of Control Equity Offer Expiration Date and (vii) that holders whose Registrable Membership Units and Convertible Securities are tendered for purchase in part only will be issued new certificates representing the number of unpurchased Registrable Membership Units, Convertible Debentures or Convertible Preferred Units as the case may be, surrendered.

            (c) On the Change of Control Equity Offer Expiration Date, ACME Parent will (i) accept for purchase all Registrable Membership Units and Convertible Securities tendered pursuant to the Change of Control Equity Offer,
(ii) promptly deliver to tendering holders of Registrable Membership Units and Convertible Debentures the purchase price therefor and (iii) issue and mail or deliver to holders tendering a portion of their Registrable Membership Units or Convertible Debentures, Convertible Preferred Units new certificates representing a number of Registrable Membership Units, Convertible Debentures or Convertible Preferred Units, as the case may be, equal to the unpurchased portion of the Registrable Membership Units, Convertible Debentures or Convertible Preferred Units, as the case may be, surrendered.

            (d) ACME Parent will comply with the requirements of the Exchange Act and other securities laws and regulations to the extent such laws and regulations are applicable in connection with the Change of Control Equity Offer. To the extent the provisions of any securities laws or regulations conflict with the provisions of this Agreement, ACME Parent shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Agreement by virtue thereof.

            4.2 DRAG ALONG RIGHTS. For so long as ACME Parent, together with its Affiliates, beneficially owns at least a majority of the outstanding Common Stock of the Company, if, at any time prior to the consummation of an Initial Public Equity Offering by ACME Parent or any of its Subsidiaries (including the Company), ACME Parent, together with its Affiliates, determines to sell all of the Common Stock of the Company beneficially owned by ACME Parent and its Affiliates to a Person other than an Affiliate of ACME Parent or an underwriter in an Initial Public Equity Offering of the Company, ACME Parent shall have the right to require the holders of Registrable Membership Units and Convertible Preferred Units to sell such Membership Units and Convertible Preferred Units to such transferee; PROVIDED that the consideration to be received by such holders is the same as that to be received by ACME Parent and its Affiliates and, in any event, shall be cash and/or securities registered under the Securities Act and listed on a national security exchange or authorized for quotation on the NASDAQ National Market System and (b) after giving effect to such transaction, ACME Parent and its Affiliates shall not beneficially own, directly or indirectly, any Common Stock of the Company. Any (i) Registrable Membership Units purchased pursuant to this Section 4.2 (a "Drag Along Purchase") shall be purchased at the same price per Membership Unit and (ii) each Convertible Preferred Unit purchased pursuant to a Drag Along Purchase shall be purchased at a price equal to the product of (x) the purchase price per Registrable Membership Unit set forth in clause (i) of this Section 4.2 and (y) the number of Membership Units issuable upon conversion of such Convertible Preferred Unit on the closing date of the Drag Along Purchase and, in each case, upon the same terms and conditions of such proposed transfer by ACME Parent and its Affiliates. Immediately prior to the closing of the Drag Along Purchase, each Holder of a Convertible Debenture shall have the right to require the transferee to purchase such Convertible Debenture at a purchase price equal to the product of (x) the consideration per Registrable Membership Unit to be paid in the Drag Along Purchase by the transferee and (y) the number of Registrable Membership Units issuable upon conversion of such Convertible Debenture. In addition, the transferee in the Drag Along Purchase shall have the right to require each holder of a Convertible Debenture which is unconverted as of the closing of the Drag Along Purchase to sell such Convertible Debenture to such transferee at a purchase price equal to the principal amount of such Convertible Debenture plus accrued and unpaid interest to the date of closing of the Drag Along Purchase.

            4.3 CERTAIN AGREEMENTS. (a) ACME Parent agrees that it shall not, and shall not permit any of its Subsidiaries to, enter into any amendment, modification or waiver with respect to the Amended and Restated Limited Liability Company Agreement dated the date hereof of the Company (the "LLC Agreement") that would materially and adversely affect the rights of the holders of Registrable Membership Units thereunder without the prior written consent of holders of a majority of the then outstanding Registrable Membership Units.

            (b) The Company agrees that it shall not issue any additional Capital Stock (as defined in the Indenture) unless the Majority Member (as defined in the LLC Agreement) or members owning a majority of the outstanding
Membership Units, as the case may be, determine in good faith that the consideration to be received therefor by the Company is at least equal to the fair market value of such Capital Stock.

            (c) So long as ACME Parent has the right to cause a Drag Along Purchase pursuant to Section 4.2, ACME Parent shall cause ACME Subsidiary Holdings IV, LLC to own exactly that number of Membership Units equal to the Membership Units issuable upon conversion of the Convertible Securities and no other significant assets.

            5. REGISTRATION PROCEDURES. In connection with the obligations of the Company or the Exchange Issuer with respect to any Registration Statement pursuant to Sections 3.1 or 3.2 hereof, the Company or the Exchange Issuer, as the case may be, shall:

            (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company or the Exchange Issuer, as the case may be, and
      (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company or the Exchange Issuer, as the case may be, shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 3 hereof;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

            (c) furnish to each holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

            (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or Blue Sky laws of such jurisdictions as any holder thereof covered by a Registration Statement
      shall   reasona-
      bly request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such holder; PROVIDED, HOWEVER, that neither the Company nor the Exchange Issuer, as the case may be, shall be required to
      (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) file any general consent to service of process or
      (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

            (e) notify each holder of  Registrable  Securities  promptly and, if requested by such holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or the Exchange Issuer, as the case may be, contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company or the Exchange Issuer, as the case may be, receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (v) of the happening of any event during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading;

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (g) furnish to each holder of Registrable Securities and to the Initial Purchaser, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (with documents incorporated therein by reference or exhibits thereto);

            (h) cooperate with the holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

            (i) upon the occurrence of any event contemplated by Section 5(e)(v) hereof, use reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company or the Exchange Issuer, as the case may be, shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for so long as, an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the good faith judgment of the Company or the Exchange Issuer, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made. The Company or the Exchange Issuer, as the case may be, agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company or the Exchange Issuer, as the case may be, has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company or the Exchange Issuer, as the case may be, determines in good faith that such disclosure is not necessary, the Company or the Exchange Issuer, as the case may be, agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;

            (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company or the Exchange Issuer, as the case may be, as shall be reasonably requested by the Holders of Registrable Securities;

            (k)  obtain a CUSIP number for the Registrable Securities;

            (l) (i) make reasonably available for inspection by a representative of, and counsel for, any underwriter participating in any disposition pursuant to a Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and
      (ii) cause the officers, directors and employees of the Company or the Exchange Issuer, as the case may be, to supply all relevant information reasonably requested by such representative, counsel or any such underwriter in connection with any such Registration Statement; and

            (m) if requested by the holders in connection with any Registration Statement, shall use its best efforts to cause (w) counsel for the Company or the Exchange Issuer, as the case may be, to deliver an opinion relating to the Registration Statement and the Registrable Securities, in customary form, (x) its officers to execute and deliver all customary documents and certificates requested by a representative of the holders or any underwriter, as applicable and (y) its independent public accountants to provide a comfort letter in customary form.

            The Company or the Exchange Issuer, as the case may be, may, as a condition to such holder's participation in any Registration Statement, require each holder of Registrable Securities to (i) furnish to the Company or the Exchange Issuer, as the case may be, such information regarding the holder and the proposed distribution by such holder of such Registrable Securities as the Company or the Exchange Issuer, as the case may be, may from time to time reasonably request in writing and (ii) agree in writing to be bound by this Agreement.

            6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company or the Exchange Issuer, as the case may be, with respect to each Registration Statement (and related Prospectus) filed by it (with respect to such Registration Statement, the "Registrant") agrees to indemnify and hold harmless each holder whose Registrable Securities are included in such Registration Statement (each, a "Holder"), the officers and directors of such Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any of them in connection with defending or investigating any such action or claim) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, preliminary prospectus or Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Registrant shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except, with respect to a Holder, its officers and directors and its controlling person, insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Holder furnished to the Registrant in writing by such Holder expressly for use in any such Registration Statement, Prospectus or preliminary prospectus.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Registrant, its directors, its officers and each person, if any, who controls the Registrant within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Registrant to such Holder, but only with reference to information relating to such Holder furnished to the Registrant in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The liability of any Holder under this paragraph (b) shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

            (c) If any suit, action, proceeding (including any governmental investigation), claim or demand shall be brought or asserted involving any person in respect of which indemnity may be sought pursuant to either paragraph
(a) or (b) above, such person (the "indemnified party") shall promptly notify the person against which such indemnity may be sought (the "indemnifying party") in writing but failure to so notify the indemnified party shall not relieve the indemnifying party from any liability which it may have hereunder or otherwise except to the extent such failure actually prejudiced the rights of the indemnifying party, and the indemnifying party, upon request of the indemnified party, shall retain counsel (and any local counsel) reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel (and any local counsel) relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that except as provided above, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of a request for fees and expenses of counsel retained by the indemnified party pursuant to this paragraph and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; PROVIDED, HOWEVER, that the indemnifying party shall not be liable for any settlement effected without its consent pursuant to this sentence if the indemnifying person is contesting, in good faith, the request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrant on the one hand and the Holders on the other hand from the offering of such Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registrant on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Registrant on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrant or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Registrant and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 6 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            7.  MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS. Each of the ACME Parent and the Company has not entered into nor will ACME Parent or the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

            (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the Registrable Securities affected by such amendment, modification, supplement, waiver or consent; PROVIDED, however, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Reg-istrable Securities may be given by the holders of a majority of the Registrable Securities proposed to be sold.

            (c) NOTICES. Each notice given to a holder of Membership Units pursuant to this Agreement shall simultaneously be given to the holder of the Convertible Security. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to the Initial Purchaser, at its address set forth in the Purchase Agreement; (ii) if to the Company or ACME Parent, at the Company's address set forth in the Purchase Agreement; (iii) if to a holder of Membership Units, as set forth in the register of the Membership Units; or (iv) if to the holder of a Convertible Debenture, as set forth in the register of the Convertible Debenture; or (v) if to a holder of a Convertible Preferred Unit, as set forth in the register of the Convertible Preferred Units.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered, five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities. If any transferee of any holder of Registrable Securities shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

            (e) THIRD PARTY BENEFICIARY. The holders of Registrable Securities shall be third party beneficiaries to the agreements made hereunder between the Company and ACME Parent, on the one hand, and the Initial Purchaser, on the other hand, and the Initial Purchaser shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of holders of Registrable Securities hereunder.

            (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without any regard to conflict of laws provisions thereof.

            (i) SEVERABILITY. In the event that any on or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impair thereby.

            IN WITNESS WHEREOF, the parties have executed this Membership Unitholders Agreement as of the date first written above.

                                    ACME INTERMEDIATE HOLDINGS, LLC

                                    By: ACME Television Holdings, LLC
                                           its majority member

                                    By:/s/ Douglas E. Gealy
                                       ---------------------------------
                                       Name:  Douglas Gealy
                                       Title: President


                                    ACME TELEVISION HOLDINGS, LLC


                                    By:/s/ Douglas E. Gealy
                                       ---------------------------------
                                       Name:    Douglas Gealy
                                       Title:   President


                                    CIBC WOOD GUNDY SECURITIES CORP.


                                     By:/s/ Andrew R. Meyer
                                        --------------------------------
                                         Name:    Andrew Meyer
                                         Title:   Managing Director